EXHIBIT 99.2

Business Operation Agreement

This business operation agreement (hereinafter referred to as “this Agreement”) was signed by the following parties (hereinafter referred to as “the parties to the Agreement”) in Tianjin, China on June 10, 2025:

Party A: King Eagle (China) Co., Ltd. (“ King Eagle China ”)

Address: 1st Floor, Building 3, No. 1001, Huihe South Street, Banbidian Village, Gaobeidian Township, Chaoyang District, Beijing.

Party B: King Eagle (Tianjin) Technology Co., Ltd. (“ King Eagle Tianjin ”)

Address: Room 211, 2nd Floor, No. 1, Second Street, International Logistics Zone, Tianjin Free Trade Zone (Airport Economic Zone) (No. WK-64449, Managed by Sun Wukong (Tianjin) Business Secretary Co., Ltd.)

Party C:

Liu Cuilian, ID Number: 130226197210152121

Address: No. 105, Gengzhuang Village, Xiaguanying Town, Qian ‘an City, Hebei Province.

Wang Zhizhong, ID Number: 110109196811152514

Address: No. 15, front row of the bungalow, No. 16, Chegongzhuang West Road, Haidian District, Beijing.

Zhang Jinjing, ID Number: 130623198101295825

Address: No. 6 Hongxing Hutong, Gaopu Village, Jiulong Town, Laishui County, Baoding City, Hebei Province.

Hu Wanfeng, ID number 130802196302021425

Address: Room 208, Unit 4, Building 3, Tongwangfu, Shuangqiao District, Chengde City, Hebei Province.

Zhang Yuanyuan, ID Number: 110106198104054229

Address: Room 1106, Building 5, Hongju Street, Xuanwu District, Beijing.

Teng Hui, ID Number: 110107198107140663

Address: No. 1207, Building 5, District 4, Jinding Street, Shijingshan District, Beijing.

Fan Zhandong, ID Number: 411224197903136437

Address: No. 10, Group 2, Wenyu Village, Wenyu Township, Lushi County, Henan Province.

Wang Xiujin, ID Number: 332624197404241825

Address: Room 501, Unit 3, Building 7, Xicheng Nianhua Apartment, Xihu District, Hangzhou City.

Whereas:

1. Party A is a foreign-invested enterprise legally established and validly existing within the territory of the People’s Republic of China;

2. Party B is a limited liability company registered and established in China;

3. Party A and Party B have established a business relationship by signing agreements such as the “Exclusive Consultation and Service Agreement”. Under such agreements, Party B shall make various payments to Party A. Therefore, the daily business activities of Party B will have a substantial impact on its ability to make the corresponding payments to Party A;

4. The parties of Party C are shareholders of Party B (hereinafter referred to as “shareholders”), among which Liu Cuilian, Wang Zhizhong, Zhang Jinjing and Hu Wanfeng each hold 6% of the equity, Teng Hui holds 5% of the equity, Zhang Yuanyuan holds 32.74% of the equity, Wang Xiujin holds 10.52% of the equity, and Fan Zhandong holds 27.74% of the equity.

Accordingly, after friendly consultation among the parties to the agreement and based on the principle of equality and mutual benefit, the following agreement is reached for compliance:

1. Obligation of omission

To ensure that Party B fulfills all the agreements signed with Party A and undertakes all the obligations to Party A, the shareholders hereby confirm and agree that, unless obtaining the prior written consent of Party A or other parties designated by Party A, Party B will not conduct any transactions that may substantially affect its assets, business, personnel, obligations, rights or the operation of the company, including but not limited to the following contents:

1.1 Engage in any activities that exceed the company’s normal business scope or operate the company’s business in a manner inconsistent with the past and usual.

1.2 Borrow from any third party or assume any debt.

1.3 Alter or remove any director of the company or replace any senior management personnel of the company.

1.4 Sell or acquire or otherwise dispose of any assets or rights with an amount exceeding RMB 200,000 to any third party, including but not limited to any intellectual property rights.

1.5 Provide any guarantee to any third party with its assets or intellectual property rights, or provide any other form of guarantee, or impose any other encumbrances on the company’s assets.

1.6 Amend the articles of association of the company or change the business scope of the company.

1.7 Alter the company’s normal business procedures or modify any major internal rules and regulations of the company.

1.8 Transfer the rights and obligations under this agreement to any third party.

1.9 Make significant adjustments to its business operation model, marketing strategy, business policy or customer relationships.

1.10 Distribution of dividends and bonuses in any form.

2. Business management and personnel arrangement

2.1 Party B and its shareholders hereby agree to accept the suggestions provided by Party A from time to time regarding the appointment and dismissal of company employees, the daily operation and management of the company, and the company’s financial management system, etc., and strictly implement them.

2.2 Party B and the shareholders hereby agree that the shareholders will elect the candidates designated by Party A as the directors (including executive directors) of Party B in accordance with the procedures stipulated by laws, regulations and the articles of association of the company, and prompt such elected directors to elect the chairman of the company (if applicable) in accordance with the candidates recommended by Party A. And appoint the personnel designated by Party A as the general manager, chief financial officer and other senior management personnel of Party B.

2.3 If the directors/executive directors or senior management personnel designated by Party A leave Party A, either voluntarily or are dismissed by Party A, they will simultaneously lose the qualification to hold any position in Party B. In such circumstances, the shareholders will immediately dismiss any positions held by the above-mentioned individuals in Party B and immediately elect and engage other personnel separately designated by Party A to hold such positions.

2.4 For the purposes of Article 2.3 above, the shareholders will, in accordance with the provisions of the law, the articles of association of the Company and this agreement, take all necessary internal and external procedures of the company to complete the above-mentioned dismissal and appointment procedures.

2.5 The shareholder hereby agrees that at the time of signing this agreement, the signed content as stipulated in the power of attorney in Appendix 1 of this agreement will be provided. According to this power of attorney, the shareholder will irrevocably authorize the person designated by Party A to exercise his/her shareholder rights on his/her behalf and exercise all the shareholder voting rights enjoyed by the shareholder in the name of the shareholder at the shareholders’ meeting of Party B. The shareholder further agrees that it will replace the person designated and authorized in the above-mentioned power of attorney at any time in accordance with the requirements of Party A.

3. Other agreements

3.1 If any agreement between Party A and Party B terminates or expires, Party A shall have the right to decide whether to terminate all agreements between Party A and Party B, including but not limited to the exclusive consulting and service agreement.

3.2 Given that Party A and Party B have established business relationships through signing exclusive consulting and service agreements and other agreements, Party B’s daily business operations will have a substantial impact on its ability to pay the corresponding amounts to Party A. The shareholder agrees that any dividends, dividend distributions or any other income or benefits (regardless of their specific form) obtained by it in its capacity as a shareholder of Party B from Party B shall, upon realization, Immediately pay or gratuitously transfer the proceeds or benefits to Party A without attaching any conditions and provide or take all the documents or all the actions required by Party A to realize such payment or transfer as requested by Party A.

4. All agreements and agreement modifications

4.1 This Agreement and all agreements and/or documents referred to or explicitly included therein constitute the entire agreement reached among the parties regarding the subject matter of this agreement and supersede all previous oral and written agreements, contracts, understandings and communications among the parties regarding the subject matter of this agreement.

4.2 Any modification to this agreement shall be valid only after a written agreement is signed by all parties. The amendment and supplementary agreements to this agreement, which have been appropriately signed by all parties, are integral parts of this agreement and have the same legal effect as this agreement.

5. Governing law

The signing, validity, performance and interpretation of this agreement, as well as the settlement of disputes, shall be governed by and construed in accordance with the laws of the People’s Republic of China.

6. Dispute resolution

6.1 In the event of any dispute among the parties to this Agreement regarding the interpretation and performance of the provisions under this Agreement, the parties shall resolve the dispute in good faith through consultation. If the negotiation fails, either party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration and settlement in accordance with its arbitration rules in effect at that time. The place of arbitration is Beijing and the language used for arbitration is Chinese. The arbitration award shall be final and binding on all parties.

6.2 Except for the matters in dispute among the parties, each party shall still, in good faith, continue to perform its respective obligations in accordance with the provisions of this agreement.

7. Notice

All notices given by each party to this Agreement for the performance of the rights and obligations under this Agreement shall be in writing and sent to the relevant party or the following addresses of each party in the form of personal delivery, registered mail, prepaid postage mail, approved express delivery service or graphic fax.

Party A: King Eagle (China) Co., Ltd.

Address: 1st Floor, Building 3, No. 1001, Huihe South Street, Banbidian Village, Gaobeidian Township, Chaoyang District, Beijing.

Fax: 010-87227012

Telephone: 010-87227012

Recipient: Zhang Yuanyuan

Party B: King Eagle (Tianjin) Technology Co., Ltd.

Address: Room 211, 2nd Floor, No. 1, Second Street, International Logistics Zone, Tianjin Free Trade Zone (Airport Economic Zone) (No. WK-64449, Managed by Sun Wukong (Tianjin) Business Secretary Co., Ltd.)

Telephone: 13684544678

Recipient: Wang Rui

Party C:

Liu Cuilian

Address: No. 105, Gengzhuang Village, Xiaguanying Town, Qian ‘an City, Hebei Province.

Telephone: 15830575165

Recipient: Liu Cuilian

Wang Zhizhong

Address: No. 15, front row of the bungalow, No. 16, Chegongzhuang West Road, Haidian District, Beijing.

Telephone: 13801304350

Recipient: Wang Zhizhong

Zhang Jinjing

Address: No. 6 Hongxing Hutong, Gaopu Village, Jiulong Town, Laishui County, Baoding City, Hebei Province.

Telephone: 15910272218

Recipient: Zhang Jinjing

Hu Wanfeng

Address: Room 208, Unit 4, Building 3, Tongwangfu, Shuangqiao District, Chengde City, Hebei Province.

Telephone: 18631441667

Recipient: Hu Wanfeng

Zhang Yuanyuan

Address: Room 1106, Building 5, Hongju Street, Xuanwu District, Beijing.

Telephone: 18600038886

Recipient: Zhang Yuanyuan

Teng Hui

Address: No. 1207, Building 5, District 4, Jinding Street, Shijingshan District, Beijing.

Telephone: 13264256960

Recipient: Teng Hui

Fan Zhandong

Address: No. 10, Group 2, Wenyu Village, Wenyu Township, Lushi County, Henan Province.

Telephone: 15810963865

Recipient: Fan Zhandong

Wang Xiujin

Address: Room 501, Unit 3, Building 7, Xicheng Nianhua Apartment, Xihu District, Hangzhou City.

Telephone: 13306531725

Recipient: Wang Xiujin

8. Agreement effectiveness, term and others

8.1 The written consent, suggestions, designations of Party A and other decisions that have a significant impact on the daily operation of Party B in this agreement shall be made by the board of directors/Executive director of Party A.

8.2 This agreement shall be signed and come into effect by all parties to the agreement on the date indicated at the beginning of the text. Unless Party A terminates this agreement in advance, the validity period of this agreement shall be ten years, calculated from the effective date of this agreement. Before the expiration of this agreement, if Party A makes a request, both parties shall extend the term of this agreement in accordance with Party A’s request and sign a new business operation agreement or continue to perform this agreement as required by Party A.

8.3 During the validity period of this agreement, neither Party B nor the shareholders shall terminate this agreement in advance. Party A has the right to terminate this agreement at any time by giving a written notice to Party B and shareholders 30 days in advance.

8.4 All parties hereby confirm that this agreement is a fair and reasonable agreement reached by all parties on the basis of equality and mutual benefit. If any provision or provision of this Agreement is deemed illegal or unenforceable by applicable law, such provision shall be deemed to have been removed from this Agreement and become invalid, while the remaining provisions of this Agreement shall remain valid and shall be deemed not to have been included from the very beginning. All parties shall consult with each other to replace the terms regarded as deleted with terms that are acceptable to both parties, legal and valid.

8.5 The failure of either party to exercise any right, power or privilege under this agreement shall not be treated as its waiver. The single or partial exercise of any right, power or privilege shall not preclude the exercise of any other right, power or privilege.

8.6 In witness whereof, each party, by its authorized representative, signed this agreement on the date stated at the beginning of the text as a demonstration of compliance.

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This page is blank and serves as the signing page for the “Business Operation Agreement”.

Party A: King Eagle (China) Co., Ltd.

Authorized representative:

Zhang Jianqing

This page is blank and serves as the signing page for the “Business Operation Agreement”.

Party B: King Eagle (Tianjin) Technology Co., Ltd.

Authorized representative:

Zhuang Richun

This page is blank and serves as the signing page for the “Business Operation Agreement”.

Party C:

Liu Cuilian, Wang Zhizhong,

Zhang Jinjing, Hu Wanfeng,

Zhang Yuanyuan, Teng Hui,

Fan Zhandong, Wang Xiujin,

Attachment 1: Power of Attorney

Power of Attorney

King Eagle (Tianjin) Technology Co., Ltd. (“ King Eagle Tianjin ”) shareholders Liu Cuilian, Wang Zhizhong, Zhang Jinjing, Hu Wanfeng, Zhang Yuanyuan, Teng Hui, Fan Zhandong and Wang Xiujin jointly hold 100% of the equity of King Eagle Tianjin. I, Liu Cuilian, agree to authorize King Eagle (China) Co., Ltd. (“ King Eagle China ”) to exercise the shareholder rights corresponding to the 6% equity held by me in King Eagle Tianjin. Hereby, I irrevocably authorize the licensee to exercise the following rights during the validity period of this power of authorization:

The authorized person is fully authorized to represent me and, in my name, as a shareholder holding 6% of the equity of King Eagle Tianjin, exercise all the shareholder rights I enjoy in accordance with the law and the company’s articles of association, including but not limited to: The right to propose the convening of the shareholders’ meeting, accept any notice regarding the convening and deliberation procedures of the shareholders’ meeting, participate in the shareholders’ meeting of King Eagle Tianjin and exercise all voting rights as a shareholder holding 6% of the equity (including appointing and appointing the directors, general manager, chief financial officer and other senior management personnel of King Eagle Tianjin as my authorized representative at the shareholders’ meeting of King Eagle Tianjin) Decide on dividend distribution and other matters, sell or transfer the 6% equity I hold in King Eagle Tianjin, etc.

The authorized person has the right to appoint an individual appointed by its board of directors (or executive director) to exercise the rights granted by the authorized person under this power of attorney.

Unless the “Business Operation Agreement” jointly signed by King Eagle Tianjin, King Eagle China, Wang Zhizhong, Zhang Jinjing, Hu Wanfeng, Zhang Yuanyuan, Teng Hui, Fan Zhandong, Wang Xiujin and myself is terminated in advance for any reason, the validity period of this power of attorney is ten years, calculated from the date of signing the power of attorney. Upon the expiration of the power of attorney, if King Eagle China requests it, I shall extend the term of this power of attorney in accordance with the request of King Eagle China.

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Attachment 1: Power of Attorney

Power of Attorney

King Eagle (Tianjin) Technology Co., Ltd. (“ King Eagle Tianjin “) shareholders Liu Cuilian, Wang Zhizhong, Zhang Jinjing, Hu Wanfeng, Zhang Yuanyuan, Teng Hui, Fan Zhandong and Wang Xiujin jointly hold 100% of the equity of King Eagle Tianjin. I, Wang Zhizhong, agree to authorize King Eagle (China) Co., Ltd. (“ King Eagle China “) to exercise the shareholder rights corresponding to the 6% equity held by me in King Eagle Tianjin. Hereby, I irrevocably authorize the licensee to exercise the following rights during the validity period of this power of authorization:

The authorized person is fully authorized to represent me and, in my name, as a shareholder holding 6% of the equity of King Eagle Tianjin, exercise all the shareholder rights I enjoy in accordance with the law and the company’s articles of association, including but not limited to: The right to propose the convening of the shareholders’ meeting, accept any notice regarding the convening and deliberation procedures of the shareholders’ meeting, participate in the shareholders’ meeting of King Eagle Tianjin and exercise all voting rights as a shareholder holding 6% of the equity (including appointing and appointing the directors, general manager, chief financial officer and other senior management personnel of King Eagle Tianjin as my authorized representative at the shareholders’ meeting of King Eagle Tianjin) Decide on dividend distribution and other matters, sell or transfer the 6% equity I hold in King Eagle Tianjin, etc.

The authorized person has the right to appoint an individual appointed by its board of directors (or executive director) to exercise the rights granted by the authorized person under this power of attorney.

Unless the “Business Operation Agreement” jointly signed by King Eagle Tianjin, King Eagle China, Liu Cuilian, Zhang Jinjing, Hu Wanfeng, Zhang Yuanyuan, Teng Hui, Fan Zhandong, Wang Xiujin and myself is terminated in advance for any reason, the validity period of this power of attorney is ten years, calculated from the date of signing the power of attorney. Upon the expiration of the power of attorney, if King Eagle China requests it, I shall extend the term of this power of attorney in accordance with the request of King Eagle China.

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Attachment 1: Power of Attorney

Power of Attorney

King Eagle (Tianjin) Technology Co., Ltd. (“ King Eagle Tianjin ”) shareholders Liu Cuilian, Wang Zhizhong, Zhang Jinjing, Hu Wanfeng, Zhang Yuanyuan, Teng Hui, Fan Zhandong and Wang Xiujin jointly hold 100% of the equity of King Eagle Tianjin. I, Zhang Jinjing, agree to authorize King Eagle (China) Co., Ltd. (“ King Eagle China ”) to exercise the shareholder rights corresponding to the 6% equity held by me in King Eagle Tianjin. Hereby, I irrevocably authorize the licensee to exercise the following rights during the validity period of this power of authorization:

The authorized person is fully authorized to represent me and, in my name, as a shareholder holding 6% of the equity of King Eagle Tianjin, exercise all the shareholder rights I enjoy in accordance with the law and the company’s articles of association, including but not limited to: The right to propose the convening of the shareholders’ meeting, accept any notice regarding the convening and deliberation procedures of the shareholders’ meeting, participate in the shareholders’ meeting of King Eagle Tianjin and exercise all voting rights as a shareholder holding 6% of the equity (including appointing and appointing the directors, general manager, chief financial officer and other senior management personnel of King Eagle Tianjin as my authorized representative at the shareholders’ meeting of King Eagle Tianjin) Decide on dividend distribution and other matters, sell or transfer the 6% equity I hold in King Eagle Tianjin, etc.

The authorized person has the right to appoint an individual appointed by its board of directors (or executive director) to exercise the rights granted by the authorized person under this power of attorney.

Unless the “Business Operation Agreement” jointly signed by King Eagle Tianjin, King Eagle China, Liu Cuilian, Wang Zhizhong, Hu Wanfeng, Zhang Yuanyuan, Teng Hui, Fan Zhandong, Wang Xiujin and myself is terminated in advance for any reason, the validity period of this power of attorney is ten years, calculated from the date of signing the power of attorney. Upon the expiration of the power of attorney, if King Eagle China requests it, I shall extend the term of this power of attorney in accordance with the request of King Eagle China.

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Attachment 1: Power of Attorney

Power of Attorney

King Eagle (Tianjin) Technology Co., Ltd. (“ King Eagle Tianjin ”) shareholders Liu Cuilian, Wang Zhizhong, Zhang Jinjing, Hu Wanfeng, Zhang Yuanyuan, Teng Hui, Fan Zhandong and Wang Xiujin jointly hold 100% of the equity of King Eagle Tianjin. I, Hu Wanfeng, agree to authorize King Eagle (China) Co., Ltd. (“ King Eagle China ”) to exercise the shareholder rights corresponding to the 6% equity held by me in King Eagle Tianjin. Hereby, I irrevocably authorize the licensee to exercise the following rights during the validity period of this power of authorization:

The authorized person is fully authorized to represent me and, in my name, as a shareholder holding 6% of the equity of King Eagle Tianjin, exercise all the shareholder rights I enjoy in accordance with the law and the company’s articles of association, including but not limited to: The right to propose the convening of the shareholders’ meeting, accept any notice regarding the convening and deliberation procedures of the shareholders’ meeting, participate in the shareholders’ meeting of King Eagle Tianjin and exercise all voting rights as a shareholder holding 6% of the equity (including appointing and appointing the directors, general manager, chief financial officer and other senior management personnel of King Eagle Tianjin as my authorized representative at the shareholders’ meeting of King Eagle Tianjin) Decide on dividend distribution and other matters, sell or transfer the 6% equity I hold in King Eagle Tianjin, etc.

The authorized person has the right to appoint an individual appointed by its board of directors (or executive director) to exercise the rights granted by the authorized person under this power of attorney.

Unless the “Business Operation Agreement” jointly signed by King Eagle Tianjin, King Eagle China, Liu Cuilian, Wang Zhizhong, Zhang Jinjing, Zhang Yuanyuan, Teng Hui, Fan Zhandong, Wang Xiujin and myself is terminated in advance for any reason, the validity period of this power of attorney is ten years, calculated from the date of signing the power of attorney. Upon the expiration of the power of attorney, if King Eagle China requests it, I shall extend the term of this power of attorney in accordance with the request of King Eagle China.

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Attachment 1: Power of Attorney

Power of Attorney

King Eagle (Tianjin) Technology Co., Ltd. (“ King Eagle Tianjin ”) shareholders Liu Cuilian, Wang Zhizhong, Zhang Jinjing, Hu Wanfeng, Zhang Yuanyuan, Teng Hui, Fan Zhandong and Wang Xiujin jointly hold 100% of the equity of King Eagle Tianjin. I, Zhang Yuanyuan, agree to authorize King Eagle (China) Co., Ltd. (“ King Eagle China ”) to exercise the shareholder rights corresponding to the 32.74% equity held by me in King Eagle Tianjin. Hereby, I irrevocably authorize the licensee to exercise the following rights during the validity period of this power of authorization:

The authorized person is fully authorized to represent me and, in my name, as a shareholder holding 32.74% of the equity of King Eagle Tianjin, exercise all the shareholder rights I enjoy in accordance with the law and the company’s articles of association, including but not limited to: The right to propose the convening of the shareholders’ meeting, accept any notice regarding the convening and deliberation procedures of the shareholders’ meeting, participate in the shareholders’ meeting of King Eagle Tianjin and exercise all voting rights as a shareholder holding 32.74% of the equity (including appointing and appointing the directors, general manager, chief financial officer and other senior management personnel of King Eagle Tianjin as my authorized representative at the shareholders’ meeting of King Eagle Tianjin) Decide on dividend distribution and other matters, sell or transfer the 32.74% equity I hold in King Eagle Tianjin, etc.

The authorized person has the right to appoint an individual appointed by its board of directors (or executive director) to exercise the rights granted by the authorized person under this power of attorney.

Unless the “Business Operation Agreement” jointly signed by King Eagle Tianjin, King Eagle China, Liu Cuilian, Wang Zhizhong, Zhang Jinjing, Hu Wanfeng, Teng Hui, Fan Zhandong, Wang Xiujin and myself is terminated in advance for any reason, the validity period of this power of attorney is ten years, calculated from the date of signing the power of attorney. Upon the expiration of the power of attorney, if King Eagle China requests it, I shall extend the term of this power of attorney in accordance with the request of King Eagle China.

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Attachment 1: Power of Attorney

Power of Attorney

King Eagle (Tianjin) Technology Co., Ltd. (“ King Eagle Tianjin ”) shareholders Liu Cuilian, Wang Zhizhong, Zhang Jinjing, Hu Wanfeng, Zhang Yuanyuan, Teng Hui, Fan Zhandong and Wang Xiujin jointly hold 100% of the equity of King Eagle Tianjin. I, Teng Hui, agree to authorize King Eagle (China) Co., Ltd. (“ King Eagle China ”) to exercise the shareholder rights corresponding to the 5% equity held by me in King Eagle Tianjin. Hereby, I irrevocably authorize the licensee to exercise the following rights during the validity period of this power of authorization:

The authorized person is fully authorized to represent me and, in my name, as a shareholder holding 5% of the equity of King Eagle Tianjin, exercise all the shareholder rights I enjoy in accordance with the law and the company’s articles of association, including but not limited to: The right to propose the convening of the shareholders’ meeting, accept any notice regarding the convening and deliberation procedures of the shareholders’ meeting, participate in the shareholders’ meeting of King Eagle Tianjin and exercise all voting rights as a shareholder holding 5% of the equity (including appointing and appointing the directors, general manager, chief financial officer and other senior management personnel of King Eagle Tianjin as my authorized representative at the shareholders’ meeting of King Eagle Tianjin) Decide on dividend distribution and other matters, sell or transfer the 5% equity I hold in King Eagle Tianjin, etc.

The authorized person has the right to appoint an individual appointed by its board of directors (or executive director) to exercise the rights granted by the authorized person under this power of attorney.

Unless the “Business Operation Agreement” jointly signed by King Eagle Tianjin, King Eagle China, Liu Cuilian, Wang Zhizhong, Zhang Jinjing, Hu Wanfeng, Zhang Yuanyuan, Fan Zhandong, Wang Xiujin and myself is terminated in advance for any reason, the validity period of this power of attorney is ten years, calculated from the date of signing the power of attorney. Upon the expiration of the power of attorney, if King Eagle China requests it, I shall extend the term of this power of attorney in accordance with the request of King Eagle China.

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Attachment 1: Power of Attorney

Power of Attorney

King Eagle (Tianjin) Technology Co., Ltd. (“ King Eagle Tianjin ”) shareholders Liu Cuilian, Wang Zhizhong, Zhang Jinjing, Hu Wanfeng, Zhang Yuanyuan, Teng Hui, Fan Zhandong and Wang Xiujin jointly hold 100% of the equity of King Eagle Tianjin. I, Fan Zhandong, agree to authorize King Eagle (China) Co., Ltd. (“ King Eagle China ”) to exercise the shareholder rights corresponding to the 27.74% equity held by me in King Eagle Tianjin. Hereby, I irrevocably authorize the licensee to exercise the following rights during the validity period of this power of authorization:

The authorized person is fully authorized to represent me and, in my name, as a shareholder holding 27.74% of the equity of King Eagle Tianjin, exercise all the shareholder rights I enjoy in accordance with the law and the company’s articles of association, including but not limited to: The right to propose the convening of the shareholders’ meeting, accept any notice regarding the convening and deliberation procedures of the shareholders’ meeting, participate in the shareholders’ meeting of King Eagle Tianjin and exercise all voting rights as a shareholder holding 27.74% of the equity (including appointing and appointing the directors, general manager, chief financial officer and other senior management personnel of King Eagle Tianjin as my authorized representative at the shareholders’ meeting of King Eagle Tianjin) Decide on dividend distribution and other matters, sell or transfer the 27.74% equity I hold in King Eagle Tianjin, etc.

The authorized person has the right to appoint an individual appointed by its board of directors (or executive director) to exercise the rights granted by the authorized person under this power of attorney.

Unless the “Business Operation Agreement” jointly signed by King Eagle Tianjin, King Eagle China, Liu Cuilian, Wang Zhizhong, Zhang Jinjing, Hu Wanfeng, Zhang Yuanyuan, Teng Hui, Wang Xiujin and myself is terminated in advance for any reason, the validity period of this power of attorney is ten years, calculated from the date of signing the power of attorney. Upon the expiration of the power of attorney, if King Eagle China requests it, I shall extend the term of this power of attorney in accordance with the request of King Eagle China.

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Attachment 1: Power of Attorney

Power of Attorney

King Eagle (Tianjin) Technology Co., Ltd. (“ King Eagle Tianjin ”) shareholders Liu Cuilian, Wang Zhizhong, Zhang Jinjing, Hu Wanfeng, Zhang Yuanyuan, Teng Hui, Fan Zhandong and Wang Xiujin jointly hold 100% of the equity of King Eagle Tianjin. I, Wang Xiujin, agree to authorize King Eagle (China) Co., Ltd. (“ King Eagle China ”) to exercise the shareholder rights corresponding to the 10.52% equity held by me in King Eagle Tianjin. Hereby, I irrevocably authorize the licensee to exercise the following rights during the validity period of this power of authorization:

The authorized person is fully authorized to represent me and, in my name, as a shareholder holding 10.52% of the equity of King Eagle Tianjin, exercise all the shareholder rights I enjoy in accordance with the law and the company’s articles of association, including but not limited to: The right to propose the convening of the shareholders’ meeting, accept any notice regarding the convening and deliberation procedures of the shareholders’ meeting, participate in the shareholders’ meeting of King Eagle Tianjin and exercise all voting rights as a shareholder holding 10.52% of the equity (including appointing and appointing the directors, general manager, chief financial officer and other senior management personnel of King Eagle Tianjin as my authorized representative at the shareholders’ meeting of King Eagle Tianjin) Decide on dividend distribution and other matters, sell or transfer the 10.52% equity I hold in King Eagle Tianjin, etc.

The authorized person has the right to appoint an individual appointed by its board of directors (or executive director) to exercise the rights granted by the authorized person under this power of attorney.

Unless the “Business Operation Agreement” jointly signed by King Eagle Tianjin, King Eagle China, Liu Cuilian, Wang Zhizhong, Zhang Jinjing, Hu Wanfeng, Zhang Yuanyuan, Teng Hui, Fan Zhandong and myself is terminated in advance for any reason, the validity period of this power of attorney is ten years, calculated from the date of signing the power of attorney. Upon the expiration of the power of attorney, if King Eagle China requests it, I shall extend the term of this power of attorney in accordance with the request of King Eagle China.

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Authorized person:

Liu Cuilian

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Authorized person:

King Eagle (China) Co., Ltd.

Authorized representative

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Authorized person:

Wang Zhizhong

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Authorized person:

King Eagle (China) Co., Ltd.

Authorized representative

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Authorized person:

Zhang Jinjing

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Authorized person:

King Eagle (China) Co., Ltd.

Authorized representative

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Authorized person:

Hu Wanfeng

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Authorized person:

King Eagle (China) Co., Ltd.

Authorized representative

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Authorized person:

Zhang Yuanyuan

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Authorized person:

King Eagle (China) Co., Ltd.

Authorized representative

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Authorized person:

Teng Hui

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Authorized person:

King Eagle (China) Co., Ltd.

Authorized representative

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Authorized person:

Fan Zhandong

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Year Month day

This page is blank and serves as the signing page for the “Power of Attorney”.

Authorized person:

King Eagle (China) Co., Ltd.

Authorized representative

Year Month day

This page is blank and serves as the signing page for the “Power of Attorney”.

Authorized person:

Wang Xiujin

__________________

Year Month day

This page is blank and serves as the signing page for the “Power of Attorney”.

Authorized person:

King Eagle (China) Co., Ltd.

Authorized representative

Year Month day